Exhibit 99.2


             AMERICA FIRST FINANCIAL FUND 1987-A LIMITED PARTNERSHIP
                                  AND SUBSIDIARY

                         PRO FORMA FINANCIAL INFORMATION
                                   (unaudited)



         On January 2, 1998 the Partnership disposed of its investment in America First Eureka Holdings, Inc. for $80 million cash and 8,076,923 shares of Bay View Capital Corporation stock resulting in a gain to the Partnership of approximately $192.5 million. Simultaneously, the Partnership distributed $80.6 million cash and the 8,076,923 shares of Bay View stock to the General Partner and Beneficial Unit Certificate (BUC) Holders. BUC Holders received $68.3 million cash and 6,839,539 shares of Bay View stock and the General Partner received $12.3 million cash and 1,237,384 shares of Bay View stock.

         The pro forma balance sheet of the Partnership has been prepared as if the disposition of America First Eureka Holdings, Inc. and the resulting distribution of sale proceeds occurred on September 30, 1997. The pro forma statements of operations of the Partnership for the year ended December 31, 1996 and for the nine months ended September 30, 1997, assume that the disposition and resulting distribution occurred on January 1, 1996. Subsequent to the disposition and resulting distribution, $2.1 million of cash remains in the Partnership. Any cash remaining after the payment of liquidation expenses will be distributed to the BUC Holders and General Partner upon termination of the Partnership.

         These pro forma financial statements do not purport to represent what the Partnership's financial position or results of operations would actually have been if the disposition in fact had occurred on such dates or at the beginning of such periods or the Partnership's financial position or results of operation for any future date or period.





             AMERICA FIRST FINANCIAL FUND 1987-A LIMITED PARTNERSHIP
                                  AND SUBSIDIARY
                             PRO FORMA BALANCE SHEET
                                September 30, 1997
                              (dollars in thousands)
                                   (unaudited)


                                                       Pro Forma       Pro
                                         Historical   Adjustments     Forma
                                         ----------------------------------
    Assets
      Cash and amounts due from
         depository institutions            39,249       (37,149)     2,100
      Federal funds sold                    24,900       (24,900)         0
      Securities purchased under
         agreements to resell               38,415       (38,415)         0
      Mortgage-backed securities, net
         Held to maturity                  506,779      (506,779)         0
         Available-for-sale                 41,285       (41,285)         0
      Loans receivable, net              1,524,335    (1,524,335)         0
      Loans held for sale                    1,551        (1,551)         0
      Accrued interest receivable           12,834       (12,834)         0
      Premises and equipment, net            8,394        (8,394)         0
      Federal Home Loan Bank stock,
         at cost                            20,236       (20,236)         0
      Real estate held for sale or
         investment, net                     1,328        (1,328)         0
      Real estate owned, net                 1,958        (1,958)         0
      Deferred tax assets, net              22,053       (22,053)         0
      Other assets                           7,200        (4,755)     2,445
                                         ----------------------------------
    Total Assets                         2,250,517    (2,245,972)     4,545
                                         ==================================

    Liabilities and Partners' Capital
      Customer deposits                  1,965,961    (1,965,961)         0
      Other borrowings                      68,481       (68,481)         0
      Distributions payable                  2,437                    2,437
      Other liabilities and accrued
         expenses                           16,217       (16,102)       115
                                         ----------------------------------
    Total Liabilities                    2,053,096    (2,050,544)     2,552
                                         ----------------------------------





                                                       Pro Forma       Pro
                                         Historical   Adjustments     Forma
                                         ----------------------------------
    Redeemable Preferred Stock               9,153        (9,153)         0


    Partners' Capital
      General Partner                       11,520       (11,022)       498
      Beneficial Unit Certificate (BUC)
         Holders
         6,010,589 BUCs authorized,
            issued and outstanding         176,748      (175,253)     1,495
                                         ----------------------------------
            Total Partners' Capital        188,268      (186,275)     1,993
                                         ----------------------------------

                                         ----------------------------------
    Total Liabilities and Partners
      Capital                            2,250,517    (2,245,972)     4,545
                                         ==================================

    BUC Holders capital per BUC              29.41        (29.16)      0.25
                                         ==================================





             AMERICA FIRST FINANCIAL FUND 1987-A LIMITED PARTNERSHIP
                                 AND SUBSIDIARY
                       PRO FORMA STATEMENTS OF OPERATIONS
                  For the Nine Months Ended September 30, 1997
                  (dollars in thousands except per BUC amounts)
                                   (unaudited)


                                                       Pro Forma       Pro
                                         Historical   Adjustments     Forma
                                         ----------------------------------
    Interest Income
      Interest and fees on loans            83,408       (83,408)         0
      Interest on mortgage-backed
         securities                         32,117       (32,117)         0
      Interest and dividends on
         investment                          2,298        (2,181)       117
                                         ----------------------------------
         Total interest income             117,823      (117,706)       117
                                         ----------------------------------

    Interest expense
      Interest on deposits                  66,375       (66,375)         0
      Interest on borrowings                 3,928        (3,928)         0
      Preferred Stock accretion              1,405        (1,405)         0
                                         ----------------------------------
      Total interest expense                71,708       (71,708)         0
                                         ----------------------------------

    Net interest income before provision
      for loan losses                       46,115       (45,998)       117
      Provision for loan losses                752          (752)         0
                                         ----------------------------------
    Net interest income after provision
      for loan losses                       45,363       (45,246)       117
                                         ----------------------------------

    Non-interest income
      Deposit related fees                   1,399        (1,399)         0
      Loan related fees                        906          (906)         0
      Gain on disposition of loans, net        234          (234)         0
      Other income                           5,090        (5,090)         0
                                         ----------------------------------
         Total non-interest income           7,629        (7,629)         0
                                         ----------------------------------





                                                       Pro Forma       Pro
                                         Historical   Adjustments     Forma
                                         ----------------------------------
    Non-interest expense
      Compensation and benefits             18,371       (18,208)       163
      Occupancy and equipment                5,934        (5,934)         0
      FDIC premiums and special
         assessments                         1,151        (1,151)         0
      Professional services                  1,455        (1,448)         7
      Advertising and promotion                883          (883)         0
      Provision for loss (recovery) on
         interest rate exchange
         agreements                             17           (17)         0
      Other expense                          6,427        (6,267)       160
                                         ----------------------------------
         Total non-interest expense         34,238       (33,908)       330
                                         ----------------------------------

    Income (loss) before income taxes       18,754       (18,967)      (213)
      Provision for income taxes              (960)          960          0
      Income tax benefit                         0             0          0
                                         ----------------------------------
    Net income (loss)                       17,794       (18,007)      (213)
                                         ==================================

    Net income (loss) per BUC                 2.56        (2.59)      (0.03)
                                         ==================================

    Number of BUCs outstanding           6,010,589    6,010,589   6,010,589
                                         ===================================





             AMERICA FIRST FINANCIAL FUND 1987-A LIMITED PARTNERSHIP
                                 AND SUBSIDIARY
                       PRO FORMA STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1996
                  (dollars in thousands except per BUC amounts)
                                   (unaudited)


                                                       Pro Forma       Pro
                                         Historical   Adjustments     Forma
                                         ----------------------------------
    Interest Income
      Interest and fees on loans           107,157      (107,1570         0
      Interest on mortgage-backed
         securities                         50,161       (50,161)         0
      Interest and dividends on
         investment                          4,680        (4,565)       115
                                         ----------------------------------
         Total interest income             161,998      (161,883)       115
                                         ----------------------------------

    Interest expense
      Interest on deposits                  81,982       (81,982)         0
      Interest on borrowings                19,689       (19,689)         0
      Preferred Stock accretion                  0             0          0
                                         ----------------------------------
      Total interest expense               101,671      (101,671)         0
                                         ----------------------------------

    Net interest income before provision
      for loan losses                       60,327       (60,212)       115
      Provision for loan losses                965          (965)         0
                                         ----------------------------------
    Net interest income after provision
      for loan losses                       59,362       (59,247)       115
                                         ----------------------------------

    Non-interest income
      Deposit related fees                   1,900        (1,900)         0
      Loan related fees                      1,379        (1,379)         0
      Gain on disposition of loans, net        307          (307)         0
      Other income                           4,814        (4,814)         0
                                         ----------------------------------
         Total non-interest income           8,400        (8,400)         0
                                         ----------------------------------





                                                       Pro Forma       Pro
                                         Historical   Adjustments     Forma
                                         ----------------------------------
    Non-interest expense
      Compensation and benefits             21,767       (21,550)       217
      Occupancy and equipment                8,349        (8,349)         0
      FDIC premiums and special
         assessments                        15,089       (15,089)         0
      Professional services                  1,385        (1,380)         5
      Advertising and promotion              1,107        (1,107)         0
      Provision for loss (recovery) on
         interest rate exchange
         agreements                          (332)            332         0
      Other expense                          9,855        (9,656)       199
                                         ----------------------------------
         Total non-interest expense         57,220       (56,799)       421
                                         ----------------------------------

    Income (loss) before income taxes       10,542       (10,848)      (306)
      Provision for income taxes                 0             0          0
      Income tax benefit                    20,870       (20,870)         0
                                         ----------------------------------
    Net income (loss)                       31,412       (31,718)      (306)
                                         ==================================

    Net income (loss) per BUC                 4.48        (4.52)      (0.04)
                                         ==================================

    Number of BUCs outstanding           6,010,589    6,010,589   6,010,589
                                         ===================================